EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the annual report on Form 10K-SB of PTM Publications Incorporated (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cheryl Lim Paik Suan, Chief Financial Officer and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the  report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the  report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                PTM PUBLICATIONS INCORPORATED, a Nevada corporation

Date:May 19, 2008               /s/ Cheryl Lim Paik Suan
By: Cheryl Lim Paik Suan, Chief Financial Officer and Principal Accounting Officer